                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): October 3, 2007

                                   SWMX, INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

              Delaware               333-130586               20-5296949
    ----------------------------  ----------------          ---------------
    (State or other jurisdiction  (Commission File           (IRS Employer
        of incorporation)              Number)            Identification  No.)

                   1 Bridge Street
                    Irvington, NY                             10533
       ----------------------------------------             -----------
       (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (914) 406-8400

          (Former name or former address, if changed since last report)

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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement  communications  pursuant to Rule 13e-4 (c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On  October  3, 2007,  SWMX,  Inc.  (the  "Company")  and its  subsidiary,
SoftWave Media  Exchange,  Inc.  (together with the Company,  the  "Borrowers"), entered into an amendment  (the  "Amendment"),  dated as of October 3, 2007,  to that  certain  Loan and  Security  Agreement,  dated  March  23,  2007,  between
BlueCrest Capital Finance,  L.P., a Delaware limited  partnership (the "Lender")
and the Borrowers (as amended,  the "Loan Agreement").  The following summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of the Amendment attached hereto as
EXHIBIT 99.1.  Pursuant to the Amendment,  the Lender waived  existing events of default under the Loan  Agreement,  which  included  Borrowers'  failure to make regular  payments of principal and interest  under the term loan provided by the
Lender under the Loan  Agreement  (the "Term  Loan"),  which  payments  were due
August 1, 2007, September 1, 2007 and October 1, 2007.

      In  addition,   the  Amendment  amends  various  provisions  of  the  Loan
Agreement. Among other things, pursuant to the Amendment:

          o The Lender's  maximum  commitment to make revolving  loans under the
            Loan Agreement ("Revolving Loans") will be $3,500,000;

          o Revolving Loans may only be borrowed for limited  purposes  provided for under the Amendment;

          o The interest  rate on the Term Loan has been  increased  from 10.84%
            per annum to 12.84% per annum,  and the  interest  rate on Revolving
            Loans has been increased from the Prime Rate (as defined in the Loan
            Agreement)  plus  1.65% per  annum,  to the  Prime  Rate plus 5% per annum;

          o The  maturity  of the Term  Loan and all  Revolving  Loans  has been changed to January 31, 2008;

          o The  Borrowers  are  required  to pay the Lender a  "revolving  loan termination  fee"  when  the  Revolving  Loans  are paid in full and terminated; such fee ranges from $130,000 if the Revolving Loans are paid on or prior to December 31, 2007,  to $750,000 if the Revolving
            Loans are paid on or after March 16, 2008;

          o The  Borrowers  made the payments of  principal  under the Term Loan that had been due  August  1,  2007 and  September  1,  2007 and the interest  accrued as of October 1, 2007,  but are only  required  to make monthly payments of interest (and not principal) until the Term
            Loan matures on January 31, 2008; and

          o The events of default under the Loan Agreement have been modified.

      As a condition to the effectiveness of the Amendment,  the Company entered into a  warrant  agreement  with the  Lender  dated as of  October  3, 2007 (the
"Warrant  Agreement")  whereby the Company  issued to the Lender a warrant  (the
"New Warrant") to purchase 48,750,000 shares of common stock, $.01 par value, of the  Company  ("Common  Stock"),  at an  exercise  price of $0.06 per share.  In addition,  the Company  entered into an amended and restated  warrant  agreement with the Lender dated as of October 3, 2007 (the  "Amended  Warrant  Agreement")
whereby the Company  issued to the Lender a warrant (the "Amended  Warrant" and, together with the New Warrant,  the "Warrants") to purchase 12,500,000 shares of
Common  Stock at an  exercise  price of $0.06 per  share.  The  Amended  Warrant replaces a warrant to  purchase  850,340  shares of Common  Stock at an exercise price of $.882 previously  issued to the Lender.  The Warrants expire on October

3, 2017. The foregoing  summary of the Warrant Agreement and the Amended Warrant
Agreement does not purport to be complete and is subject to and qualified in its entirety  by  reference  to the actual  text of the  Warrant  Agreement  and the
Amended  Warrant  Agreement,  attached  hereto as EXHIBIT 99.2 and EXHIBIT 99.3, respectively.

      The Company  does not have a  sufficient  number of shares of Common Stock authorized to issue all of the shares of Common Stock  underlying  the Warrants.
Accordingly,  pursuant to both the  Warrant  Agreement  and the Amended  Warrant
Agreement, the Company agreed to take such actions as are necessary to amend its
Certificate  of  Incorporation  to increase the number of  authorized  shares of
Common Stock to an aggregate of 290,000,000 shares, and the Lender agreed not to purchase  more  than a total of  30,000,000  shares of  Common  Stock  under the
Warrants  until such time as the  Company  has so  amended  its  Certificate  of
Incorporation.

ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES.

      As  described  above,  the Company  issued the Warrants to the Lender as a condition to the effectiveness of the Amendment. The Company issued the Warrants in reliance on the exemption from  registration  afforded by Section 4(2) of the
Securities Act of 1933 and Regulation D promulgated thereunder.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

       The exhibits  listed in the following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      -----------                           -----------

         99.1      Amendment  No. 1 to Loan  Documents  dated October 3, 2007 by and between BlueCrest  Capital Finance,  L.P., SWMX, Inc. and
                   SoftWave Media  Exchange,  Inc.  (filed  without  exhibits or schedules,  all of which are available upon request,  without cost).

         99.2      Warrant  Agreement  dated as of October 3, 2007 between SWMX,
                   Inc. and BlueCrest Capital Finance, L.P.

         99.3      Amended and Restated Warrant Agreement dated as of October 3,
                   2007 between SWMX, Inc. and BlueCrest Capital Finance, L.P.

         99.4      Press Release of SWMX, Inc. dated October 10, 2007.

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                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date:  October 10, 2007                   SWMX, INC.

                                          By: /s/ James Caci
                                             -----------------------------------
                                              James Caci
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit No.                           Description
      -----------                           -----------

         99.1      Amendment  No. 1 to Loan  Documents  dated October 3, 2007 by and between BlueCrest  Capital Finance,  L.P., SWMX, Inc. and
                   SoftWave Media  Exchange,  Inc.  (filed  without  exhibits or schedules,  all of which are available upon request,  without cost).

         99.2      Warrant  Agreement  dated as of October 3, 2007 between SWMX,
                   Inc. and BlueCrest Capital Finance, L.P.

         99.3      Amended and Restated Warrant Agreement dated as of October 3,
                   2007 between SWMX, Inc. and BlueCrest Capital Finance, L.P.

         99.4      Press Release of SWMX, Inc. dated October 10, 2007.

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